Tony West

Senior Vice President

Chief Legal Officer and Corporate Secretary

November 6, 2020

By Email

Hon. Makan Delrahim Assistant Attorney General

United States Department of Justice, Antitrust Division Robert F. Kennedy Main Justice Building

950 Pennsylvania Avenue, N.W. Washington, DC 20530-00001

RE:	File No. 60-492210-0001
Uber Technologies, Inc.’s Proposed Acquisition of Postmates, Inc.

RE: File No. 60-492210-0001

Uber Technologies, Inc.’s Proposed Acquisition of Postmates, Inc.

Dear Mr. Delrahim:

In connection with the proposed acquisition by Uber Technologies, Inc. (“Uber”) of Postmates, Inc. (“Postmates”), Uber irrevocably commits to do each of the following effective immediately upon consummation of the transaction (the “Closing”):

1)	Uber will waive the enforceability of all Exclusivity Provisions in effect at Closing in any agreements between Postmates and any restaurant operating in the zip codes set forth in Attachment A (“Covered Restaurants”) to the full extent that those Exclusivity Provisions apply to the Covered Restaurant’s locations operating in those zip codes.[1]

2)	With regard to any Covered Restaurant’s locations operating in the zip codes set forth in Attachment A, Uber will waive the enforceability of all contractual penalty provisions in any agreements between Postmates and any Covered Restaurants relating to the breach or violation of any Exclusivity Provisions in effect as of the Closing, and, thereafter, Uber will not seek to collect any such penalty.

3)	For a period of six (6) months following the Closing, Uber will not enter into any agreement with a Covered Restaurant that contains an Exclusivity Provision.

4)	Immediately upon Closing, Uber will send a copy of this letter to a responsible person at each Covered Restaurant that is operating in one or more of the zip codes set forth in Attachment A and as to which there is an Exclusivity Provision with Postmates in effect at Closing.

1 For the purposes of this letter, an “Exclusivity Provision” is any provision in any contract with a Covered Restaurant that requires the Covered Restaurant to use Postmates or Uber exclusively as its third party provider of online food ordering and/or delivery services.

1

Please do not hesitate to contact me if you have any questions regarding the foregoing.

Sincerely,

Tony West

cc: Taylor M. Owings, Esq.

2

Attachment A

Bellingham: 98220, 98221, 98225, 98226, 98229, 98230, 98232, 98233, 98235, 98236, 98237, 98238, 98239, 98240, 98241, 98244, 98247, 98248, 98249, 98253, 98255, 98257, 98260, 98262, 98263, 98264, 98266, 98267, 98273, 98274, 98276, 98277, 98278, 98281, 98282, 98283, 98284, 98292, 98295, 98862

Charleston: 29003, 29018, 29042, 29059, 29081, 29082, 29401, 29403, 29404, 29405, 29406, 29407, 29409, 29410, 29412, 29414, 29418, 29420, 29423, 29424, 29426, 29429, 29431, 29434, 29435, 29436, 29437, 29438, 29439, 29432, 29445, 29446, 29448, 29449, 29450, 29451, 29452, 29453, 29455, 29456, 29458, 29461, 29464, 29466, 29468, 29469, 29470, 29471, 29472, 29474, 29475, 29477, 29479, 29481, 29482, 29483, 29485, 29487, 29488, 29492, 29493, 29810, 29812, 29817, 29826, 29827, 29836, 29843, 29849, 29853, 29911, 29916, 29918, 29921, 29922, 29923, 29924, 29929, 29932, 29934, 29939, 29944, 29945

El Paso: 79821, 79835, 79836, 79837, 79838, 79839, 79847, 79849, 79851, 79853, 79855, 79901, 79902, 79903, 79904, 79905, 79906, 79907, 79908, 79911, 79912, 79915, 79916, 79920, 79922, 79924, 79925, 79927, 79928, 79930, 79932, 79934, 79935, 79936, 79938

Las Vegas: 89002, 89004, 89005, 89007, 89011, 89012, 89014, 89015, 89018, 89019, 89021, 89025, 89026, 89027, 89029, 89030, 89031, 89032, 89039, 89040, 89044, 89046, 89052, 89054, 89074, 89081, 89084, 89085, 89086, 89101, 89102, 89103, 89104, 89106, 89107, 89108, 89109, 89110, 89113, 89115, 89117, 89118, 89119, 89120, 89121, 89122, 89123, 89124, 89128, 89129, 89130, 89131, 89134, 89135, 89138, 89139, 89141, 89142, 89143, 89144, 89145, 89146, 89147, 89148, 89149, 89156, 89161, 89166, 89169, 89178, 89179, 89183, 89191

Los Angeles: 90001, 90002, 90003, 90004, 90005, 90006, 90007, 90008, 90010, 90011, 90012, 90013, 90014, 90015, 90016, 90017, 90018, 90019, 90020, 90021, 90022, 90023, 90024, 90025, 90026, 90027, 90028, 90029, 90031, 90032, 90033, 90034, 90035, 90036, 90037, 90038, 90039, 90040, 90041, 90042, 90043, 90044, 90045, 90046, 90047, 90048, 90049, 90056, 90057, 90058, 90059, 90061, 90062, 90063, 90064, 90065, 90066, 90067, 90068, 90069, 90071, 90073, 90077, 90079, 90089, 90090, 90094, 90095, 90201, 90210, 90211, 90212, 90220, 90221, 90222, 90230, 90232, 90240, 90241, 90242, 90245, 90247, 90248, 90249, 90250, 90254, 90255, 90260, 90262, 90263, 90265, 90266, 90270, 90272, 90274, 90275, 90277, 90278, 90280, 90290, 90291, 90292, 90293, 90301, 90302, 90303, 90304, 90305, 90401, 90402, 90403, 90404, 90405, 90501, 90502, 90503, 90504, 90505, 90506, 90601, 90602, 90603, 90604, 90605, 90606, 90631, 90638, 90640, 90650, 90660, 90670, 90701, 90703, 90704, 90706, 90710, 90712, 90713, 90715, 90716, 90717, 90723, 90731, 90732, 90744, 90745, 90746, 90747, 90755, 90802, 90803, 90804, 90805, 90806, 90807, 90808, 90810, 90813, 90814, 90815, 90822, 90831, 91001, 91006, 91007, 91008, 91010, 91011, 91016, 91020, 91024, 91030, 91040, 91042, 91046, 91101, 91103, 91104, 91105, 91106, 91107, 91108, 91201, 91202, 91203, 91204, 91205, 91206, 91207, 91208, 91210, 91214, 91301, 91302, 91303, 91304, 91306, 91307, 91311, 91316, 91321, 91324, 91325, 91326, 91330, 91331, 91335, 91340, 91342, 91343, 91344, 91345, 91350, 91351, 91352, 91354, 91355, 91356, 91361, 91362, 91364, 91367, 91371, 91381, 91384, 91387, 91390, 91401, 91402, 91403, 91405, 91406, 91411, 91423, 91436, 91501, 91502, 91504, 91505, 91506, 91601, 91602, 91604, 91605, 91606, 91607, 91608, 91702, 91706, 91711, 91722, 91723, 91724, 91731, 91732, 91733, 91740, 91741, 91744, 91745, 91746, 91748, 91750, 91754, 91755, 91759, 91765, 91766, 91767, 91768, 91770, 91773, 91775, 91776, 91780, 91789, 91790, 91791, 91792, 91801, 91803, 93243, 93510, 93532, 93534, 93535, 93536, 93543, 93544, 93550, 93551, 93552, 93553, 93560, 93563, 93591

3

Miami: 33004, 33009, 33010, 33012, 33013, 33014, 33015, 33016, 33018, 33019, 33020, 33021, 33023, 33024, 33025, 33026, 33027, 33028, 33029, 33030, 33031, 33032, 33033, 33034, 33035, 33039, 33054, 33055, 33056, 33060, 33062, 33063, 33064, 33065, 33066, 33067, 33068, 33069, 33071, 33073, 33076, 33101, 33109, 33122, 33125, 33126, 33127, 33128, 33129, 33130, 33131, 33132, 33133, 33134, 33135, 33136, 33137, 33138, 33139, 33140, 33141, 33142, 33143, 33144, 33145, 33146, 33147, 33149, 33150, 33154, 33155, 33156, 33157, 33158, 33160, 33161, 33162, 33165, 33166, 33167, 33168, 33169, 33170, 33172, 33173, 33174, 33175, 33176, 33177, 33178, 33179, 33180, 33181, 33182, 33183, 33184, 33185, 33186, 33187, 33189, 33190, 33193, 33194, 33196, 33301, 33304, 33305, 33306, 33308, 33309, 33311, 33312, 33313, 33314, 33315, 33316, 33317, 33319, 33321, 33322, 33323, 33324, 33325, 33326, 33327, 33328, 33330, 33331, 33332, 33334, 33351, 33401, 33403, 33404, 33405, 33406, 33407, 33408, 33409, 33410, 33411, 33412, 33413, 33414, 33415, 33417, 33418, 33426, 33428, 33430, 33431, 33432, 33433, 33434, 33435, 33436, 33437, 33438, 33440, 33441, 33442, 33444, 33445, 33446, 33449, 33455, 33458, 33460, 33461, 33462, 33463, 33467, 33469, 33470, 33472, 33473, 33476, 33477, 33478, 33480, 33483, 33484, 33486, 33487, 33493, 33496, 33498, 34956, 34957, 34974, 34990, 34994, 34996, 34997

Nashville: 37010, 37012, 37013, 37014, 37015, 37016, 37018, 37020, 37022, 37023, 37025, 37026, 37027, 37028, 37029, 37030, 37031, 37032, 37033, 37035, 37036, 37037, 37040, 37042, 37043, 37046, 37048, 37049, 37050, 37051, 37052, 37055, 37057, 37058, 37059, 37060, 37061, 37062, 37064, 37066, 37067, 37069, 37072, 37073, 37074, 37075, 37076, 37078, 37079, 37080, 37082, 37083, 37085, 37086, 37087, 37090, 37095, 37098, 37101, 37110, 37115, 37118, 37122, 37127, 37128, 37129, 37130, 37132, 37134, 37135, 37137, 37138, 37140, 37141, 37142, 37143, 37145, 37146, 37148, 37149, 37150, 37151, 37153, 37165, 37166, 37167, 37171, 37172, 37174, 37175, 37178, 37179, 37181, 37183, 37184, 37185, 37186, 37187, 37188, 37189, 37190, 37191, 37201, 37203, 37204, 37205, 37206, 37207, 37208, 37209, 37210, 37211, 37212, 37213, 37214, 37215, 37216, 37217, 37218, 37219, 37220, 37221, 37228, 37240, 37243, 37246, 37330, 37342, 37355, 37357, 37360, 37388, 38401, 38454, 38462, 38476, 38487, 38544, 38548, 38547, 38552, 38560, 38563, 38567, 38569, 38582, 38583, 42223

New Orleans: 70001, 70002, 70003, 70005, 70006, 70030, 70031, 70032, 70036, 70037, 70038, 70039, 70040, 70041, 70043, 70047, 70049, 70050, 70051, 70052, 70053, 70056, 70057, 70058, 70062, 70065, 70067, 70068, 70070, 70071, 70072, 70075, 70076, 70079, 70080, 70082, 70083, 70084, 70085, 70086, 70087, 70090, 70091, 70092, 70094, 70112, 70113, 70114, 70115, 70116, 70117, 70118, 70119, 70121, 70122, 70123, 70124, 70125, 70126, 70127, 70128, 70129, 70130, 70131, 70139, 70163, 70301, 70339, 70340, 70341, 70342, 70343, 70344, 70345, 70352, 70353, 70354, 70355, 70356, 70357, 70358, 70359, 70360, 70363, 70364, 70372, 70373, 70374, 70375, 70377, 70380, 70390, 70391, 70392, 70393, 70394, 70395, 70397, 70420, 70426, 70427, 70431, 70433, 70435, 70437, 70438, 70445, 70447, 70448, 70450, 70452, 70458, 70460, 70461, 70463, 70464, 70471, 70514, 70523, 70538, 70544, 70723, 70743, 70763

Orlando: 32102, 32134, 32159, 32195, 32701, 32702, 32703, 32707, 32708, 32709, 32712, 32714, 32720, 32726, 32730, 32732, 32735, 32736, 32746, 32750, 32751, 32757, 32765, 32766, 32767, 32771, 32773, 32776, 32778, 32779, 32784, 32789, 32792, 32798, 32801, 32803, 32804, 32805, 32806, 32807, 32808, 32809, 32810, 32811, 32812, 32814, 32817, 32818, 32819, 32820, 32821, 32822, 32824, 32825, 32826, 32827, 32828, 32829, 32830, 32831, 32832, 32833, 32835, 32836, 32837, 32839, 33801, 33803, 33805, 33809, 33810, 33811, 33812, 33813, 33815, 33823, 33825, 33827, 33830, 33834, 33837, 33838, 33839, 33841, 33843, 33844, 33847, 33848, 33849, 33850, 33851, 33853, 33854, 33855, 33856, 33859, 33860, 33867, 33868, 33877, 33880, 33881, 33884, 33896, 33897, 33898, 34705, 34711, 34714, 34715, 34731, 34734, 34736, 34737, 34739, 34741, 34743, 34744, 34746, 34747, 34748, 34753, 34756, 34758, 34759, 34760, 34761, 34762, 34769, 34771, 34772, 34773, 34786, 34787, 34788, 34797, 34972

4

Tampa Bay: 33503, 33510, 33511, 33523, 33525, 33527, 33534, 33538, 33540, 33541, 33542, 33543, 33544, 33545, 33547, 33548, 33549, 33556, 33558, 33559, 33563, 33565, 33566, 33567, 33569, 33570, 33572, 33573, 33576, 33578, 33579, 33584, 33592, 33594, 33596, 33597, 33598, 33602, 33603, 33604, 33605, 33606, 33607, 33609, 33610, 33611, 33612, 33613, 33614, 33615, 33616, 33617, 33618, 33619, 33620, 33621, 33624, 33625, 33626, 33629, 33634, 33635, 33637, 33647, 33701, 33702, 33703, 33704, 33705, 33706, 33707, 33708, 33709, 33710, 33711, 33712, 33713, 33714, 33715, 33716, 33744, 33755, 33756, 33759, 33760, 33761, 33762, 33763, 33764, 33765, 33767, 33770, 33771, 33772, 33773, 33774, 33776, 33777, 33778, 33781, 33782, 33785, 33786, 33810, 34428, 34429, 34433, 34434, 34436, 34442, 34445, 34446, 34448, 34449, 34450, 34452, 34453, 34461, 34465, 34601, 34602, 34604, 34606, 34607, 34608, 34609, 34610, 34613, 34614, 34637, 34638, 34639, 34652, 34653, 34654, 34655, 34661, 34667, 34668, 34669, 34677, 34679, 34681, 34683, 34684, 34685, 34688, 34689, 34690, 34691, 34695, 34698

Western Arizona: 85325, 85328, 85334, 85344, 85346, 85348, 85357, 85360, 85371, 86021, 86022, 86401, 86403, 86404, 86406, 86409, 86411, 86413, 86426, 86429, 86431, 86432, 86433, 86434, 86436, 86437, 86438, 86440, 86441, 86442, 86443, 86444, 86445

5